Exhibit 99.2

May 2023

1 Forward-looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential advantages of our product candidates and platform technology; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidates; reliance on third parties to develop and commercialize our product candidates; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements.

2 • Horizontal delivery • Precision dose • Digital compliance capabilities Eyenovia at a Glance Eyenovia (NASDAQ | EYEN) is a US Based Medical Device and Ocular Therapeutics Company Optejet® with microdose array print technology • Patented digital device platform technology • Exciting and diverse product pipeline • Multi-faceted business model that combines partnerships, licensing agreements, internal product development and sales

# Today's Eyedropper Bottle

## Designed for Manufacturing Ease, Not Patient Ease

Over the past 125 years, changes in eyedropper design have done little to improve the usability of topical ophthalmic medications



1800's
Glass Pipette



1900's
Glass Pipette with Bulb and Separate Vial



Today
Integrated Bottle with Dropper Tip

In a recent survey conducted by J. Reckner and Associates, consumers reported that **taking eye drops was among the most difficult ways to self-administer medication**[1]

1. Survey conducted in January 2023 with 100 people (19 - 65+ Age Range, Mean Age = 51YO) who regularly take eye drop medications respondents were asked to ranked common drug forms from easiest to administer, to most difficult to administer on a 0-10 scale (0 meaning no difficulty, 10 meaning extremely difficult). Of the 11 medication types the respondents were asked to ranked, Eye drops ranked third most difficult behind suppositories and eye ointments. The Topical Ointments were ranked the easiest to administer with an average score of 1.11, and suppositories ranked the most difficult with a score of 6.38. Comparatively, Eye Drops received an average score of 4.63

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Introducing the Optejet® Optejet is a drug-device combination product manufactured with a sterile-filled, replaceable drug cartridge 4 Optejet® with replaceable drug cartridge Spray nozzle with 109 laser-drilled ports Shutter Activation button Ergonomic design Proprietary, pre-filled drug cartridge manufactured by Eyenovia

5 Ergonomic Design to Improve Usability Horizontal delivery, push button dosing and no protruding tip Eye Dropper Bottle administration requires head-tilting, squeezing, and reliance on gravity Eye Dropper Bottle tips can touch the eye surface Optejet® has a recessed nozzle, protected by a shutter when not in use to prevent cross-contamination Optejet® administration can be done horizontally with the push of a button

6 Precision Dosing to Improve Therapeutic Index 1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Results of a human conjunctival cell line assay study with Tufts Medical Center indicate that the impact of preserved medications delivered with the Optejet is similar to non-preserved eye drops. Study with TUFTS University 2022, Data on File | 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug. With 80% less dose volume, reduces excessive exposure to both drugs and preservatives 1,2 Netarsudil 0.02% delivered via Optejet® Netarsudil 0.02% delivered via Eye Dropper Bottle Minimizes Impact of Preservatives on Ocular Tissues Minimizes Excessive Drug Exposure to Ocular Tissues

7 Optejet Digital Technology to Improve Delivery of Care The Optejet® is capable of automatically tracking usage Remote Patient Monitoring: More Data May Benefit All Parties PATIENT • Reminders to take medicine • Ability to track compliance progress • Confidence in medication usage PHYSICIAN • Ability for quicker action • More accurate data • Allows for better patient-physician conversation • Remote Therapeutic Monitoring CPT Code may allow for billing PAYER • Less likely to have patient on second medication if compliance is the issue • Better patient outcomes if compliance can be reinforced

# Product Pipeline

## US Market

| | Target Market<br>Drug | Optejet Differentiation | Addressable Population* | Status | Notes |
|---|---|---|---|---|---|
| Proprietary | Pupil dilation (Mydriasis) | Office Efficiency, ease of use, patient experience | 108M | FDA Approved May 2023 | MydCombi (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5% |
| Proprietary | Alternative to glasses for early presbyopia | Ease of use, convenience, less exposure to pilocarpine | 3.5M | Manufacturing registration batches 1Q 2024 | |
| Partnered | Treatment of childhood progressive Myopia | Ease of use, digital monitoring technology, pediatrics self dosing | 1.9M | Ph3 study enrollment to be completed end of 2023 | BAUSCH+LOMB |
| Potential | **Glaucoma** | Digital monitoring technology, ease of use, less drug exposure | 3M | Licensing discussions in process | |
| Potential | **Dry Eye** | Ease of use, greater comfort | 20M | Pre-IND Meeting planned 2H 2023 | |
| Potential | **Post-Op Cataract** | Ease of use, greater comfort | 4M | Licensing discussions in process | |

* Estimate [1] Out-licensed to Arctic Vision in Greater China and South Korea [2] Estimate from DelveInsight Presbyopia report; December 2020
[3] Out-licensed to Bausch+Lomb in the US and Canada, and Arctic Vision in Greater China and South Korea [4] CHAPERONE oversight and costs assumed by Bausch+Lomb

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# MydCombi™ for Pupil Dilation / Mydriasis

MydCombi (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%

- MydCombi is the first and only FDA-approved FDC ophthalmic spray indicated for inducing mydriasis for diagnostic procedures and in conditions where short term pupil dilation is desired

- Pupil dilation (mydriasis) is part of a comprehensive eye exam and ocular surgery
  - Estimated 108 million dilations in US annually
  - Estimated $250 million US market opportunity[1]

- Eyedrops are the current standard of care and ripe for innovation
  - Multiple eyedrops usually needed
  - Patient discomfort and avoidance
  - Time consuming administration
  - Hygiene risk



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1. $200M annual sales of pharmaceutical mydriatic products used during 108M office-based exams ($2 * 100M) + $50M of single bottle mydriatic agents used cataract replacement surgery ($12.5 x 4M)

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# MydCombi™ Product Overview
## First and only FDA Approved Ophthalmic Spray for Mydriasis

MydCombi (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%

MydCombi administered as one metered spray

Two Phase 3 clinical trials evaluated the efficacy of MYDCOMBI for achievement of mydriasis.

In MIST-1, the mean change in pupil diameter was 4.7 mm with MYDCOMBI, 4.1 mm with tropicamide, and 0.9 mm with phenylephrine at 35 minutes post-dose. MYDCOMBI was statistically superior to tropicamide administered alone and phenylephrine administered alone. In MIST-2, the mean change in pupil diameter was 4.8 mm with MYDCOMBI and 0.1 mm with placebo at 35 minutes post-dose.

MYDCOMBI provided a clinically significant effect in the proportion of eyes achieving pupil diameter of ≥ 6 mm at 35-minute post-dose in 94% of eyes compared to 78% of eyes administered tropicamide alone and 1.6% of eyes administered phenylephrine alone.

As shown in the figure, treatment differences in mydriasis were observed as early as 20 minutes.

MIST-1 and MIST-2 pooled, mean pupil diameter vs measurement time, by treatment group. Vertical bars show 95% confidence interval for the mean at each point.


Pupil Diameter (mm)
8
6
4
2
0
20
35
50
65
80
120
180
Measurement Time
TR-PH
TR
PH
Placebo

IMPORTANT SAFETY INFORMATION
CONTRAINDICATIONS: In patients with known hypersensitivity to any component of the formulation.
WARNINGS AND PRECAUTIONS:
Not for Injection: Topical ophthalmic use
Significant Elevations in Blood Pressure: Caution in pediatric patients less than 5 years of age, and in patients with cardiovascular disease or hyperthyroidism. In patients at high risk, monitor blood pressure post treatment.
Central Nervous System Disturbances: Caution in pediatric patients where rare incidences of central nervous system disturbances have been reported.
Intraocular Pressure: May produce a transient elevation
Rebound Miosis: Reported 1 day after administration
ADVERSE REACTIONS

- Most common ocular adverse reactions include transient blurred vision, reduced visual acuity, photophobia, superficial punctate keratitis, and mild eye discomfort. Increased intraocular pressure has been reported following the use of mydriatics
- Systemic adverse reactions including dryness of the mouth, tachycardia, headache, allergic reactions, nausea, vomiting, pallor, central nervous system disturbances and muscle rigidity have been reported with the use of tropicamide.

To report SUSPECTED ADVERSE REACTIONS, contact Eyenovia, Inc. At 1-833-393-6684 or FDA at 1-800-FDA-1088 (www.fda.gov/medwatch)
Please click here for FULL PRESCRIBING INFORMATION

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Product Availability Q3 2023 MydCombi™ Product Availability MydCombi.com Website

12 MicroLine for Presbyopia • Presbyopia is the age-related loss of near vision that occurs as the lens becomes inelastic (hold the menu further away) • 18 million people aged 40 – 55 in the US have presbyopia, with roughly half never having to use glasses earlier in their lives • MicroLine is a lifestyle product to avoid the appearance and inconvenience of reading glasses – Use “as needed” with rapid onset improvement of near vision – Easy to administer – Discreet – compatible with modern lifestyle

13 MicroLine Phase 3 Clinical Results • Vision-1 1 and Vision-2 2 clinical studies – 6.0x more patients achieved ≥ 3-line gain on a vision chart in the active group vs. placebo3 – Well-tolerated with fewer than 2% of patients reporting adverse events – 65% of patients reported seeing improvement in exit survey • People prefer MicroLine over eyedrops – Among 100 presbyopic patients aged 40-55, 80% said they would prefer MicroLine over the traditional eyedrop bottle4 – Price sensitivity tests indicate approximately $100 for 80 doses would be well accepted 1. https://clinicaltrials.gov/ct2/show/NCT04657172 | 2. https://clinicaltrials.gov/ct2/show/NCT05114486 3. Cohort of subjects with baseline DCNVA < 0.6 logMAR | 4. Data on file

14 MicroLine The Only Presbyopia Treatment with the Optejet that May Enhance Office Economics 1. Population of 40-55YO in the US = 60.8MA , 35% of this population has never needed corrected visionB, assumes product will work for 33% of the remaining population A. Published by Erin Duffin, & 30, S. (2022, September 30). Population of the U.S. by sex and age 2021. Statista. Retrieved February 3, 2023, from https://www.statista.com/statistics/241488/population-of-the-us-by-sex-and-age/ | B. What is 20/20 vision? University of Iowa Hospitals & Clinics. (n.d.). Retrieved February 3, 2023, from https://uihc.org/health-topics/what-2020- vision#:~:text=How%20common%20is%2020%2F20,t%20see%20very%20well%2C%20Dr. Market Receptivity High among optometrists who are intrigued by the ability to sell the device through their offices; high among patients who are attracted to the benefits of the device Potential Market Size 3.5 million people1 @ $250 per year = $877M Pricing Approximately $100 per cartridge (similar to Vuity on a per-use basis); market research indicates patients would use 2.5 cartridges/year on average Reimbursement Status Cash-pay cosmeceutical; can be purchased with HSA/FSA funds

# ODs Believe MicroLine Will Win Presbyopia Market

## Optejet Delivery and Retail Component Differentiate Eyenovia from the Pack

### Market Share of Presbyopia Products Predicted by Optometrists



MicroLine - Eyenovia
Vuity - Abbvie
CSF-1 - Orasis
Acelcedine - Lenz Therapeutics
Nyxol and Pilocarpine - Ocuphire
25.13%
18.19%
29.75%
14.52%
12.41%

In a market research survey consisting of 100 Optometrists across the US, they were asked to review existing and late-stage pharmacologic products for presbyopia

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Survey conducted in May 2023 by J. Reckner and Associates with 100 Optometrist who responded as treating more than 25 presbyopic patients per week and who responded as having a retail component to their practice. The Respondents were asked to predict the share of the products among their patient populations, providing percentages to each product.

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16 MicroLine NDA Timeline NDA Filing Targeted for Q1 2025 March 28th 2023 FDA Meeting 2024 Gen-2 Line Validation Q2 to Q3 Gen-2 Registration Filling Q1 Drug Manufacturing Q4 2025 NDA Filing Q1 12-month Registration Stability Q1 2024 to Q2 2025

17 • Begins in early childhood, with genetic link1 • Elongation of sclera/retina with morbidity and vision problems2 • Urgent need for FDA-approved drug therapies to slow myopia progression • Atropine may slow myopia progression by at least 60%3 MicroPine for Childhood Myopic Maculopathy Progression of Myopic Maculopathy Normal Macula Myopic Maculopathy Affects ~25M children in the US alone, with ~5M considered to be at high risk4 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32. 2 Eye and Contact Lens. 2004; 30 3 Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354 4 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

18 • Precision-dosed atropine spray developed specifically for children – Easy, daily use by children1 – Lower drug volume exposure to enhance comfort and minimize systemic exposure – Potential for pairing with smart devices to track treatment adherence and provide family reminders • Compliance data shows promise compared with historical treatments MicroPine for Childhood Myopic Maculopathy 1 Data on file with Eyenovia. 2 Naito, 2018; Patel, 1995; Winfield, 1990. 3Matsui, 1997 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six-Month Daily Treatment Compliance 28 Children Age 6 – 13 YO1 Average of compliance rates from published ophthalmic studies2 Average of compliance rates from published pediatric studies3 Subject number Correctly Administered Doses / Total Potential Doses

19 MicroPine A Pediatric Therapy Designed with Children in Mind Market Receptivity Very high to the device due to the potential benefits it may offer; well accepted by children in the CHAPERONE study Potential Market Size If one assumes the annual cost of these drugs is $2,400, then with 1.9 million children treated1,2 , a market size of over $4.5 billion in the US alone. Potential royalty stream of several hundred million dollars Pricing Licensed to Bausch + Lomb Reimbursement Status Licensed to Bausch + Lomb; we assume will be treated like other ophthalmic prescription medications 1. Theophanous, C., Modjtahedi, B. S., Batech, M., Marlin, D. S., Luong, T. Q., & Fong, D. S. (2018, August 29). Myopia prevalence and risk factors in children. Clinical ophthalmology (Auckland, N.Z.). Retrieved February 3, 2023, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6120514/ 2. Bureau, U. S. C. (2022, April 7). Children data. Census.gov. Retrieved February 3, 2023, from https://www.census.gov/topics/population/children/data.html

20 Multiple Commercialization Partners Arctic Vision – A China-based ophthalmic biotech focusing on breakthrough therapies, with a leading portfolio covering pre-clinical stage to commercial stage products Bausch+Lomb – One of the world's largest suppliers of contact lenses, lens care products, prescription pharmaceuticals, intraocular lenses and other eye care products Ongoing discussions with multiple partners in glaucoma and dry eye

21 Potential Long Term Income Stream Arctic Vision – MicroPine, MicroLine and MydCombi licensed for Greater China and South Korea; clinical study enrollment underway Bausch+Lomb – MicroPine licensed for the US and Canada License agreements with a total value of over $90M in potential payments + royalties

22 • Eyenovia gains access to Formosa’s APNT™ formulation technology which opens several new and large market indications for potential expansion of our own development pipeline • APNT ™ (Active Pharmaceutical Nanoparticle Technology) works to reduce particle size leading to improved dissolution, bioavailability, and lowers the risk of contamination • If successful, the companies will discuss an agreement for the co-development of a differentiated asset in a multi-billion-dollar market Formosa APNT™ Technology Collaboration Formosa Pharma is developing a unique pipeline consisting of risk-diverse development modes, including 505(b)(2), biosimilars, and NCEs. Their proprietary APNT nanoparticle formulation platform drives their pipeline

23 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 16 US Patents Issued; 1 pending – 95 foreign issued; 32 pending – Many in effect beyond 2031 • Clinical data and regulatory approval adds another layer of IP

24 Financial Snapshot (March 2023) Nasdaq: EYEN Common Shares Outstanding 37.9M Equity Grants Outstanding Under Stock Plans 5.6M Warrants 6.1M Fully Diluted Shares 49.7M Cash $18.5M Debt $10.9M

25 Experienced Leadership Team Bren Kern Chief Operating Officer For more details, please visit our website Michael Rowe Chief Executive Officer John Gandolfo Chief Financial Officer

26 • Optejet® platform technology with ergonomic design facilitates ease of use and delivers precise doses – Addresses many problems of conventional eye drops – Protected with a strong intellectual property portfolio • Eyenovia owns a pipeline of products in large therapeutic categories – With multiple commercial partnerships in place and more being developed • Poised for leadership as a technology partner and therapy provider in potentially huge markets • First FDA approved product May 2023 – MydCombi™ (tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5% – Validates the underlying Optejet® technology Investment Summary